UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Great Wall Acquisition Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

GREAT WALL ACQUISITION CORPORATION
660 MADISON AVENUE, 15TH FLOOR
NEW YORK, NEW YORK 10021
(212) 753-0804

TO THE STOCKHOLDERS OF
GREAT WALL ACQUISITION CORPORATION:

You are cordially invited to attend a special meeting of stockholders of Great Wall Acquisition Corporation to be held on _______, 2006. At the meeting, you will be asked to consider a proposal to amend the Company’s certificate of incorporation to allow more time to complete its proposed acquisition of ChinaCast Communication Holdings Limited.

As previously announced, on September 13, 2005, the majority shareholders of ChinaCast, one of the leading providers of e-learning services and content to K-12 schools, universities, government agencies and corporate enterprises in the People’s Republic of China, agreed to Great Wall’s acquisition offer, under which ChinaCast shareholders will have the option to receive, in a tender offer under Singapore law, cash or Great Wall common stock for their ChinaCast shares, and in which ChinaCast’s majority shareholders have committed to receive Great Wall common stock. Accordingly, if the acquisition is completed, ChinaCast will become a subsidiary of Great Wall, which in turn will be majority-owned by former ChinaCast shareholders.

This transaction is intended to be a qualifying “business combination” under Great Wall’s charter, which currently provides that if the acquisition is not completed by March 23, 2006, your company will be liquidated and its net assets (including its IPO trust account) returned to stockholders. As we explain below, it may not be possible for Great Wall to complete the acquisition by March 23, 2006. Since Great Wall’s sole director believes stockholders will benefit from Great Wall’s ownership of ChinaCast, Great Wall is proposing to amend its charter to extend that date to December 31, 2006 or such later date as its stockholders may agree in the future. “We refer to this amendment as the “Extension Amendment.”

We are not asking you to pass on the proposed acquisition at this time. You have the specific right to vote on the proposed ChinaCast acquisition, and we expect to present it for your vote in the near future.

In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to complete its evaluation of ChinaCast as a business combination candidate and enter definitive Letters of Undertaking with ChinaCast’s majority shareholders until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to accomplish the necessary accounting reconciliations, satisfy U.S. and Singapore regulatory requirements and confirm its initial evaluation of ChinaCast and its business and customary closing conditions. Great Wall has recently received ChinaCast’s U.S. GAAP financial statements, through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the proposed acquisition as soon as possible after completion of that audit.

In accordance with the conversion rights of Great Wall investors who purchased shares (“Public Shares”) in its initial public offering (“IPO”), if holders of 903,195 (20% of the total number of Public Shares) or more Public Shares vote against the proposed ChinaCast acquisition and elect to convert their Public Shares into a portion of Great Wall’s IPO trust account, Great Wall will not complete the acquisition, and the company will be liquidated, with the IPO trust account returned to all holders of Public Shares. Therefore, if 903,195 or more Public Shares are voted against the Extension Amendment, Great Wall’s Board of Directors intends to abandon it, notwithstanding approval by a majority of its stockholders. In that event, unless the proposed acquisition can be completed by March 23, 2006, Great Wall will be required under its charter to liquidate.

If fewer than 903,195 Public Shares are voted against the Extension Amendment, Great Wall will afford Public Shareholders so voting the opportunity to receive, at the time the amendment becomes effective and in exchange for surrender of their Public Shares, a pro rata portion of the IPO trust account, as if they had voted against a business combination proposal. The right of holders of Public Shares to have them converted into IPO trust account funds, upon consummation of a business combination that they vote against, will, however, remain unimpaired.

Subject to the foregoing, the affirmative vote of a majority of Great Wall’s outstanding common stock, including a majority of the Public Shares, will be required to approve the Extension Amendment. Great Wall’s initial stockholders, who purchased their shares prior to the IPO and currently own 1,000,000 shares, have agreed to vote their shares in accordance with the holders of a majority of the Public Shares.

After careful consideration, Great Wall’s sole director has determined that the Extension Amendment is fair to and in the best interests of Great Wall and its stockholders, and recommends that you vote or give instruction to vote “FOR” it.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the Extension Amendment and the meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

Sincerely,

Kin Shing Li
Chairman of the Board and
Chief Executive Officer

Your vote is important. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

PRELIMINARY COPY

GREAT WALL ACQUISITION CORPORATION
660 MADISON AVENUE, 15TH FLOOR
NEW YORK, NEW YORK 10021
(212) 753-0804

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD _____________, 2006

TO THE STOCKHOLDERS OF
GREAT WALL ACQUISITION CORPORATION:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Great Wall Acquisition Corporation, a Delaware corporation, will be held _______ _.m. ________ time, on _____________, 2006, at ____________________________________ for the following purposes:

1.	To consider and vote upon a proposal (the “Extension Amendment”) to amend Great Wall’s certificate of incorporation to:

•	eliminate the prohibition against amending its “business combination” provisions;

•
extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006 or such later date as stockholders may agree in the future; and

•
allow holders of up to 20% of the shares issued in Great Wall’s initial public offering (“Public Shares”) who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

2.	To consider such other business as may properly be brought before the meeting, including adjournment to a later date or dates, if necessary to permit further solicitation and vote of proxies.

As set forth in the enclosed proxy statement, a stockholder’s approval of this proposed Extension Amendment will constitute consent to use of Great Wall IPO trust account proceeds to pay, at the time the Amendment becomes effective and in exchange for surrender of their Shares, pro rata portions of the IPO trust account to Public Shareholders voting against the Extension Amendment in lieu of conversion or liquidation proceeds to which they would otherwise be entitled.

The Board of Directors has fixed the close of business on __________ __, 2006 as the date for determining Great Wall stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Great Wall common stock on that date are entitled to have their votes counted at the special meeting or any adjournment.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Great Wall’s sole director recommends that you vote “FOR” approval of the Extension Amendment.

By Order of the Board of Directors,

Kin Shing Li
Chairman of the Board and
Chief Executive Officer

PRELIMINARY COPY

GREAT WALL ACQUISITION CORPORATION
660 MADISON AVENUE, 15TH FLOOR
NEW YORK, NEW YORK 10021
(212) 753-0804

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD _____________, 2006

PROXY STATEMENT

A special meeting of stockholders of Great Wall Acquisition Corporation will be held at __a.m., Eastern time, on ___________, 2006, at _________. At this important meeting, you will be asked to consider and vote upon a proposal (the “Extension Amendment”) to amend Great Wall’s charter to:

•	eliminate the prohibition against amending its “business combination” provisions;

•
extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006 or such later date as stockholders may agree in the future; and

•
allow holders of up to 20% of the shares issued in Great Wall’s initial public offering (“Public Shares”) who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

You may also be asked to consider and vote upon such other business as may properly be brought before the meeting, including adjournment to a later date or dates, if necessary to permit further solicitation and vote of proxies.

This proxy statement contains important information about the meeting and the proposal. Please read it carefully and vote your shares.

The “record date” for the special meeting is ____ __, 2006. Record holders of Great Wall common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,515,975 outstanding shares of Great Wall common stock, each of which is entitled to one vote at the special meeting. Great Wall’s warrants do not have voting rights.

This proxy statement is dated ______ __, 2006 and is first being mailed to stockholders on or about _______ __, 2006.

P-1

QUESTIONS AND ANSWERS ABOUT THE GREAT WALL SPECIAL MEETING

Q.	What is being voted on?

A.    You are being asked to vote on a proposal (the “Extension Amendment”) to amend Great Wall’s charter to:

•eliminate the prohibition against amending its “business combination” provisions;

•extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006 or such later date as stockholders may agree in the future; and

•allow holders of up to 20% of the shares issued in Great Wall’s initial public offering (“Public Shares”) who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

As explained below, your approval of the Extension Amendment will constitute your consent to use of Great Wall IPO trust account proceeds to pay, at the time the amendment becomes effective and in exchange for surrender of their Public Shares, pro rata portions of the IPO trust account to Public Shareholders voting against the Extension Amendment. The right of holders of Public Shares to have them converted into IPO trust account funds, upon consummation of a business combination that they vote against, will, however, remain unimpaired. Your proxy will also authorize its holders to vote in their discretion on any other matter that may properly come before the meeting, including adjournment to a later date, if necessary to permit further solicitation of proxies.

Q.	Why is Great Wall proposing to amend its charter?

A.    Great Wall was organized to acquire a China-based operating business having significant growth potential. On September 13, 2005, Great Wall announced that a majority of the holders of the outstanding ordinary shares of ChinaCast Communication Holdings Limited, a Bermuda corporation, have irrevocably agreed to accept a pre-conditional voluntary tender offer made by Great Wall. These ChinaCast shareholders have agreed to accept Great Wall common stock in exchange for their ChinaCast shares (the Stock Offer); other ChinaCast shareholders will have the option of choosing between the Stock Offer and cash (the Cash Offer) for their shares. As a result of this transaction, if approved, Great Wall will acquire control of ChinaCast and, at the same time, become majority-owned by former ChinaCast shareholders.

ChinaCast is one of the leading providers of e-learning services and content to K-12 schools, universities, government agencies and corporate enterprises in the People’s Republic of China and has been listed on the Main Board of the Singapore Exchange Securities Trading Limited since May 2004. Great Wall believes that a business combination with ChinaCast will provide Great Wall stockholders with an opportunity to invest in a company with significant growth potential.

Great Wall’s proposed acquisition of ChinaCast is intended to be a qualifying “business combination” under Great Wall’s charter. The charter currently provides that if the acquisition is not completed by March 23, 2006, Great Wall will be liquidated and its net assets (including its IPO trust account, as discussed below) returned to stockholders. As we explain below, it may not be possible for Great Wall to complete the acquisition by March 23, 2006.

In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to complete its evaluation of ChinaCast as a business combination candidate and enter definitive Letters of Undertaking with ChinaCast’s majority shareholders until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to accomplish the necessary accounting reconciliations, satisfy U.S. and Singapore regulatory requirements and confirm its initial evaluation of ChinaCast and its business and customary closing conditions. Great Wall has recently received ChinaCast’s U.S. GAAP financial statements through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the proposed acquisition as soon as possible after completion of that audit.

Since Great Wall’s sole director believes stockholders will benefit from Great Wall’s ownership of ChinaCast, Great Wall is proposing the Extension Amendment to:

•eliminate the prohibition against amending its “business combination” provisions;

•extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006 or such later date as stockholders may agree in the future (the “Extension Date”); and

•allow holders of up to 20% of the Public Shares who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

Subject to approval of the Securities Industry Council of Singapore of an extension of time to complete the pre-conditions to the ChinaCast acquisition, the Extension Amendment of Singapore would give Great Wall the opportunity, if the current March 23rd deadline cannot be met, to complete the acquisition after that date. If holders of more than 20% of the Public Shares vote against the Extension Amendment and exercise their conversion rights, the Board of Directors intends to abandon the Extension Amendment.

We are not asking you to pass on the proposed acquisition at this time. If you vote in favor of the Extension Amendment, you will retain the right to vote on the proposed ChinaCast acquisition, which we expect to submit to stockholders for approval in the near future.

Q.	How do the Great Wall insiders intend to vote their shares?

A.    All Great Wall insiders who purchased their shares prior to Great Wall’s IPO including Great Wall’s sole director (“Private Shares”), have agreed to vote their shares in accordance with the holders of a majority of the Public Shares.

Q.	What vote is required to adopt the Extension Amendment?

A.    In accordance with Public Shareholders’ conversion rights under Great Wall’s charter, if holders of 903,195 (20% of the Public Shares) or more Public Shares vote against the proposed ChinaCast acquisition and elect to convert their Public Shares into a portion of Great Wall’s IPO trust account, Great Wall will not complete the acquisition and the company will be liquidated, with the IPO trust account returned to all holders of Public Shares. Therefore, if holders of 903,195 or more Public Shares vote against the Extension Amendment and exercise their conversion rights, Great Wall’s Board of Directors intends to abandon the amendment, notwithstanding approval by a majority of its stockholders. In that event, unless the proposed acquisition can be completed by March 23, 2006, Great Wall will be required under its charter to liquidate. Subject to the foregoing, approval of the Extension Amendment will require the affirmative vote of holders of a majority of Great Wall’s outstanding common stock, including holders of a majority of the Public Shares outstanding on the record date.

In addition, the Securities Industry Council of Singapore must approve any extension of the time allowed to complete the pre-conditions to the ChinaCast acquisition.

Q.	What vote is required in considering other business?	A. Other business, including adjournment for any purpose, will require the affirmative vote of holders of a majority of the Great Wall shares present or represented at the meeting.

Q.	Why should I vote for the Extension Amendment?

A.     In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to complete its evaluation of ChinaCast as a business combination candidate and enter definitive Letters of Undertaking with ChinaCast’s majority shareholders until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to accomplish the necessary accounting reconciliations, satisfy U.S. and Singapore regulatory requirements and confirm its initial evaluation of ChinaCast and its business and customary closing conditions. Great Wall has recently received ChinaCast’s U.S. GAAP financial statements through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the proposed acquisition as soon as possible after completion of that audit.

Great Wall believes its stockholders will benefit from Great Wall’s ownership of ChinaCast, and is therefore proposing the Extension Amendment to give it the opportunity, if the current March 23rd charter deadline cannot be met, to complete the acquisition after that date.

On its face, Great Wall’s charter prohibits any extension of the March 23rd deadline, even if all Great Wall stockholders were to agree to it. Great Wall has been advised by special Delaware counsel, however, that the Extension Amendment, if approved by a majority of Great Wall stockholders, would be validly adopted. Great Wall’s sole director believes that it is in the best interests of Great Wall’s stockholders to propose extending that deadline.

In addition, the Securities Industry Council of Singapore must approve any extension of the time allowed to complete the pre-conditions to the ChinaCast acquisition.

Q.	What if I don’t want to?

A.       If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against it. If the Extension Amendment is approved (and not abandoned), you will be entitled to convert your Public Shares into cash only if you vote against the Extension Amendment (or if you exercise your conversion rights upon voting against the ChinaCast acquisition, as described below). If you vote FOR the Extension Amendment or to abstain or do not vote on it, you will retain your right to convert your Public Shares into a pro rata portion of the IPO trust account, if the business combination is approved, and you elect conversion.

If you vote against the Extension Amendment and exercise your conversion right with respect to your Public Shares, you will no longer own them. Do not send your stock certificates with your proxy at this time.

If the Extension Amendment is approved, and fewer than 903,195 Public Shares (i.e., 20%) are voted against it, Great Wall will afford Public Shareholders so voting the opportunity to receive, at the time the Amendment becomes effective and in exchange for surrender of their Shares, a pro rata portion of the IPO trust account, as if they had voted against a business combination proposal. The rights of Public Shareholders voting FOR the Extension Amendment (or abstaining or not voting) to exercise their conversion rights in connection with their vote against a business combination will remain unimpaired.

Whether or not the Extension Amendment is approved, if the acquisition is not completed by the date specified in Great Wall’s charter (amended or unamended), all Public Shareholders will be entitled to share in the liquidation of the IPO trust account.

Q.	What happens if the Extension Amendment isn’t approved?

A.    If the proposed acquisition is not consummated by March 23, 2006, Great Wall will be liquidated. In any liquidation, the funds held in the trust account established at the time of the IPO, plus any interest, net of applicable taxes earned thereon, together with any remaining out-of-trust net assets, will be distributed pro rata to holders of Public Shares.

Q.	If the Extension Amendment is approved, what happens next?

A.            Great Wall is continuing its efforts to complete the U.S. Securities and Exchange Commission review process for proxy and registration materials relating to the proposed acquisition, which will involve:

•submitting those materials for SEC review promptly upon delivery of ChinaCast’s audited financial statements for 2005;

•completing the SEC review process;

•obtaining approval of the Securities Industry Council of Singapore for the extension of the time to complete the pre-conditions to the ChinaCast acquisition;

•establishing a meeting date and record date, and distributing the proxy materials to stockholders; and

•holding a special meeting to consider the proposed acquisition.

This timetable is independent of the Extension Amendment, and Great Wall expects to submit the proposed acquisition to stockholders promptly after SEC review is completed. If stockholders approve the proposed acquisition, Great Wall expects to commence the offer for ChinaCast promptly thereafter.

We are not asking you to pass on the proposed acquisition at this time. If you vote in favor of the Extension Amendment, you will retain the right to vote on the proposed ChinaCast acquisition, which we expect to submit to stockholders for approval in the near future.

Q.	Would I still be able to exercise my conversion rights, if I disagree with the ChinaCast acquisition?

A.     Unless you vote against Extension Amendment and exercise your conversion rights, you will be able to vote on the ChinaCast acquisition, when it is submitted to stockholders. If you disagree with the acquisition, you will be entitled to exercise your conversion right if you:

•vote against the acquisition;

•continue to hold your shares through the consummation of the acquisition; and then

•tender your stock certificate(s).

Q.	If I am not going to attend the special meeting in person, should I return my proxy card instead?

A.     Yes. After carefully reading and considering the information in this document, please fill out and sign your proxy card. Then return the enclosed proxy card in the return envelope as soon as possible, so that your shares may be represented at the special meeting.

Q.	What will happen if I abstain from voting or fail to vote?

A.     Abstaining or failing to vote will have the same effect as a vote against the Extension Amendment, except that it will not count toward the 20% “against” vote that would result in the Amendment’s abandonment, and you would be unable to exercise any conversion rights upon approval of the Extension Amendment (although you would retain the right to exercise conversion rights if the ChinaCast acquisition is approved, and you voted against it).

Q.	How do I change my vote?

A.     Send a later-dated, signed proxy card to Great Wall’s secretary prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Great Wall’s counsel at Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, Attn.: Mitchell S. Nussbaum, Esq.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A.     No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	Who can help answer my questions?

A.     If you have questions, you may write or call Great Wall Acquisition Corporation, 660 Madison Avenue, 15th Floor, New York, New York, 10021, (212) 753-0804, Attn.: Mr. Richard Xue, Consultant to Great Wall.

SUMMARY

This section summarizes information related to the proposal to be voted on at the special meeting. These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

Your Company

Great Wall is a “blank check” Delaware corporation formed to identify and acquire an operating business having operations based in the People’s Republic of China. On March 23, 2004, Great Wall consummated an IPO of common stock from which approximately US$23,161,000 of net proceeds was placed in the IPO trust account. If the proposed ChinaCast acquisition is consummated, the funds remaining in the IPO trust account after payments to Public Shareholders who vote against the Extension Amendment and the exercise of conversion rights by holders of less than 20% of the Public Shares will be used to pay a portion of the acquisition consideration to ChinaCast shareholders who elect the Cash Offer. Any remaining balance will be released to the combined company. Net proceeds from the IPO not deposited in the IPO trust account (approximately $825,000) have been used to pay expenses incurred in Great Wall’s pursuit of a business combination.

Up to and including September 30, 2005, Great Wall has incurred $80,634 of travel expenses, $143,130 of capital based taxes, $565,383 of professional fees, $9,000 of expenses pursuant to a monthly administrative services agreement, transfer agent fees of $22,931, other operating costs of $3,634 and interest expense of $1,111. The IPO trust account has earned interest income of $537,390.

As of September 30, 2005, we had $236,838 of cash outside of the IPO trust account. After deducting accrued expenses of $144,618 and taxes payable of $68,330, as of that date we had approximately $24,000 of cash outside the IPO trust account available for general and administrative expenses and fees and expenses required to complete the proposed ChinaCast acquisition, including legal and accounting fees.

If the Extension Amendment is not Approved

If Great Wall does not consummate a business combination by the time stipulated in its charter, it is required by its charter to take all actions necessary to liquidate and dissolve within 60 days. The proposed acquisition of ChinaCast is the only business combination that Great Wall could complete by that date. If the Extension Amendment is not approved, only if Great Wall stockholders approve the acquisition, and Great Wall commences the Offer by March 14, 2006, will the ChinaCast majority stockholders (the “ChinaCast Majority”) be obligated to tender their ChinaCast shares to Great Wall in time for Great Wall to consummate the Offer and avoid liquidation. If the Extension Amendment is not approved or timing constraints otherwise require, Great Wall may seek to acquire the shares of the ChinaCast Majority in private purchases or otherwise to meet the March 23, 2006 deadline in Great Wall’s charter, and commence the Offer promptly thereafter, although it cannot guarantee that even that procedure would allow it to complete the proposed acquisition before the current deadline. If the Extension Amendment is approved, Great Wall believes that the ChinaCast Majority will adjust their undertakings to accommodate a later acquisition closing.

We are not asking you to pass on the proposed acquisition at this time. You have the specific right to vote on the proposed ChinaCast acquisition, and we expect to present it for your vote in the near future.

The mailing address of Great Wall’s principal executive office is 660 Madison Avenue, 15th floor, New York, New York 10021, and its telephone number is (212) 753-0804.

The Proposed Acquisition

On September 13, 2005, Great Wall announced that holders of a majority of the outstanding ordinary shares of ChinaCast have irrevocably agreed to accept a pre-conditional voluntary tender offer to be made by Great Wall, under which each ChinaCast shareholder will have the option to receive for the tender of his or her shares of Great Wall common stock or cash.

Great Wall has entered Letters of Undertaking with shareholders of ChinaCast holding in the aggregate 51.15% of the outstanding ChinaCast shares, in which they agree to tender into Great Wall’s Offer and elect the Stock Offer. Pursuant to their respective Letters of Undertaking, the ChinaCast Majority irrevocably and unconditionally also agreed, among other things:

•
except as otherwise permitted by the Letter of Undertaking, to not transfer, dispose of or create an encumbrance on any of their ChinaCast shares from September 13, 2005 (the “Commencement Date”), until the earlier of the date that the Offer lapses unconsummated or Great Wall withdraws the Offer (the “Expiration Time”);

•	to not breach their obligations under the Letters of Undertaking;

•
except with Great Wall’s prior written consent, during the period from the Commencement Date and ending at the Expiration Time, to not directly or indirectly solicit, encourage, vote in favor of, initiate or participate in any tender (including without limitation accepting any tender offer), negotiations, discussions or resolutions with respect to any expression of interest, offer or proposal by any person other than Great Wall to acquire an interest in all or a substantial part of the business, operations or undertakings of ChinaCast and its subsidiaries or in five percent or more of the issued share capital of ChinaCast, acquire control of ChinaCast or otherwise acquire or merge with ChinaCast;

•	within seven business days after the date of dispatch of the offer document in respect of the Offer, to tender their ChinaCast shares and elect the Stock Offer; and

•
notwithstanding any rights of withdrawal under the Singapore Code on Takeovers and Mergers, to not withdraw any of their ChinaCast shares tendered, unless the Offer lapses without Great Wall’s having accepted their tendered shares or is withdrawn by Great Wall.

Upon purchase of at least a majority of ChinaCast shares, ChinaCast and its subsidiaries will become subsidiaries of Great Wall, which in turn will be at least 65.8% owned by former ChinaCast shareholders (assuming no Public Shareholders exercise conversion rights with respect to the Extension Amendment or the acquisition). Assuming that all current ChinaCast shareholders (including the ChinaCast Majority) elect the Stock Offer for all of their ChinaCast shares, an aggregate of approximately 20,752,301 shares of additional Great Wall common stock will be issued, representing approximately 79% of the Great Wall common stock that would be outstanding after giving effect to such issuance (and assuming no Public Shareholders exercise conversion rights with respect to the Extension Amendment or the acquisition). If Public Shareholders elect conversion, the percentage ownership of the combined company by former ChinaCast stockholders will increase to between a minimum of 74.1% and a maximum of 84.8%.

Procedure. Under Great Wall’s charter, the holders of a majority of the Public Shares must approve the proposed acquisition. Great Wall expects to call a special meeting of stockholders for that purpose as soon as possible after completing necessary regulatory procedures. Upon receipt of approval by the holders of a majority of Public Shares (unless holders of 20% or more of the Public Shares vote against the Extension Amendment or request conversion of their shares into pro rata portions of the IPO trust account pursuant to Great Wall’s charter), Great Wall will make the Offer for at least a majority and up to all ChinaCast shares in accordance with the Singapore Code on Take-overs and Mergers. If the Extension Amendment is not approved or timing constraints otherwise require, Great Wall may seek to acquire the shares of the ChinaCast Majority in private purchases or otherwise to meet the March 23, 2006 deadline in Great Wall’s charter and commence the Offer promptly thereafter, although it cannot guarantee that even that procedure would allow it to complete the proposed acquisition before the current deadline. If the Extension Amendment is approved, Great Wall believes that the ChinaCast Majority will adjust their undertakings to accommodate a later acquisition closing. In summary, the current timeline will involve:

•	submitting proxy and registration materials regarding the proposed acquisition for SEC review promptly upon delivery of ChinaCast’s audited financial statements for 2005;

•	completing the SEC review process;

•	obtaining approval of the Securities Industry Council of Singapore for the extension of the time to complete the pre-conditions to the ChinaCast acquisition;

•	establishing a meeting date and record date, and distributing the proxy materials to stockholders;

•	holding a special meeting to consider the proposed acquisition; and

•	commencing the tender offer for ChinaCast upon approval of the acquisition proposal by Great Wall stockholders.

If Great Wall either receives valid acceptances from at least 90% of the outstanding ChinaCast shares (excluding any ChinaCast shares held by Great Wall, its subsidiaries or their nominees at the date of the Offer, if any), or acquires 95% or more of the outstanding ChinaCast shares at any time, Great Wall may exercise its right, in accordance with the provisions of the Companies Act of 1981 of Bermuda, as amended (the “Bermuda Companies Act”), to compulsorily acquire any remaining ChinaCast shares not tendered in the Offer.

The Extension Amendment. Great Wall is proposing to amend its charter to:

•	eliminate the prohibition against amending its “business combination” provisions;

•
extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006 or such later date as stockholders may agree in the future; and

•	allow holders of up to 20% of the Public Shares who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to complete its evaluation of ChinaCast as a business combination candidate and enter definitive Letters of Undertaking with ChinaCast’s majority shareholders until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to accomplish the necessary accounting reconciliations, satisfy U.S. and Singapore regulatory requirements and confirm its initial evaluation of ChinaCast and its business and customary closing conditions. Adoption of the Extension Amendment would give Great Wall the opportunity, if the current March 23, 2006 deadline cannot be met, to complete the acquisition after that date (subject to the approval of the Securities Industry Council of Singapore and holders of Public Shares). Great Wall has recently received ChinaCast’s U.S. GAAP financial statements, through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005. If the Extension Amendment is adopted, subject to receiving approval of the Securities Industry Council of Singapore to extend the time to complete the pre-conditions to the ChinaCast acquisition, Great Wall expects to submit the proposed acquisition to stockholders, as soon as possible after completion of that audit.

In all events, Public Shareholders will remain entitled to share in the liquidation of the IPO trust account if the proposed acquisition is not completed.

On its face, Great Wall’s charter prohibits any extension of the March 23rd deadline, even if all Great Wall stockholders were to agree to it. Great Wall has been advised by special Delaware counsel, however, that the Extension Amendment, if approved by a majority of Great Wall stockholders, would be validly adopted. Great Wall’s sole director believes that it is in the best interests of Great Wall’s stockholders to propose extending that deadline.

Great Wall Special Meeting

Date, Time and Place. The special meeting of Great Wall’s stockholders will be held at ______ a.m., eastern time, on _____________, 2006, at ______________________.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Great Wall common stock at the close of business on _____________________, 2006, the record date for the special meeting. You will have one vote for each Great Wall share you owned at that time. Great Wall warrants do not carry voting rights.

Votes Required. In accordance with Public Shareholders’ conversion rights under Great Wall’s charter, if holders of 903,195 (20% of the total number of Public Shares) or more Public Shares vote against the proposed ChinaCast acquisition and elect to convert their Public Shares into a portion of Great Wall’s IPO trust account, Great Wall will not complete the acquisition and the company will be liquidated, with the IPO trust account returned to all holders of Public Shares. Therefore, if holders of 903,195 or more Public Shares vote against the Extension Amendment, Great Wall’s Board of Directors intends to abandon the amendment, notwithstanding approval by a majority of its stockholders. In that event, unless the proposed acquisition can be completed by March 23, 2006, Great Wall will be required under its charter to liquidate. If fewer than 903,195 Public Shares are voted against the Extension Amendment, Great Wall will afford Public Shareholders so voting the opportunity to receive, at the time the amendment becomes effective and in exchange for surrender of their Shares, a pro rata portion of the IPO trust account, as if they had voted against a business combination proposal. Your approval of the Extension Amendment will constitute your consent to use of IPO trust account proceeds to pay such amounts to Public Shareholders in lieu of conversion or liquidation proceeds to which they would otherwise be entitled. The right of holders of Public Shares to have them converted into IPO trust account funds, upon consummation of a business combination that they vote against, will remain unimpaired.

Subject to the foregoing, approval of the Extension Amendment will require the affirmative vote of holders of a majority of Great Wall’s outstanding common stock, including holders of a majority of the Public Shares outstanding on the record date. Each other matter to come before the special meeting will require the affirmative vote of holders of a majority of the Great Wall common stock present or represented at the special meeting.

At the close of business on _____ __, 2006, there were 5,515,975 shares of Great Wall common stock outstanding (including the 1,000,000 Private Shares held by stockholders prior to Great Wall’s IPO), each entitling its holder to cast one vote.

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against it. If the Extension Amendment is approved (and not abandoned), you will be entitled to convert your Public Shares into IPO trust account proceeds, only if you voted against the Extension Amendment (or if you exercise your conversion rights after voting against the ChinaCast acquisition).

If you vote FOR the Extension Amendment or to abstain or do not vote on it, you will retain your right to convert your Public Shares into a pro rata portion of the IPO trust account, if the business combination is approved, and you elect conversion. You will be entitled to exercise your conversion right with respect to the acquisition, only if you

•	vote against the acquisition, as and when formally proposed to stockholders;

•	continue to hold your shares through the consummation of the acquisition; and

•	then tender your stock certificate(s).

Upon exercising your conversion rights with respect to your Public Shares, you will no longer own them. Do not send your stock certificates with your proxy at this time.

Whether or not the Extension Amendment is approved, if the acquisition is not completed by the date specified in Great Wall’s charter (amended or unamended), all Public Shareholders will be entitled to share in the liquidation of the IPO trust account.

Proxies; Board Solicitation. Your proxy is being solicited by the Great Wall Board of Directors on the proposal to approve the Extension Agreement being presented to stockholders at the special meeting. Proxies may be solicited in person or by mail, telephone or other electronic means. If you grant a proxy, you may still vote your shares in person, if you revoke your proxy before the special meeting.

Your proxy will also authorize its holders to vote in their discretion or any other matter that may properly come before the special meeting, including adjournment to a later date, if necessary to permit further solicitation of proxies.

Stock Ownership

As of December 27, 2005, Great Wall’s sole director, stockholders prior to its IPO, and their affiliates beneficially owned and were entitled to vote 1,000,000 shares of Great Wall’s common stock, with an aggregate market value of US$_____ based on its price of US$_____ per share as of _______, 200_, and constituting approximately 18.1% of Great Wall’s issued and outstanding common stock. Based on information contained in public filings, as of December 27, 2005, the following stockholders beneficially owned more than five percent of Great Wall’s outstanding common stock:

Name	Amount and Nature of Beneficial Ownership	Percent of Class

Kin Shing Li (1)	430,000	7.8%
Justin Tang (2)	430,000	7.8%
North Pole Capital Master Fund, et al.(3)	424,700	7.2%
Jack Silver (4)	300,000	5.4%
Sapling, LLC (5)	299,000	5.4%
Amaranth LLC et al.(6)	283,535	5.1%
All directors and executive officers as a group (1 individual)	430,000	7.8%

(1) The business address of Mr. Li, Great Wall’s sole director and executive officer, is 660 Madison Avenue, 15th Floor, New York, New York 10021. The share amount does not include 305,000 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will become exercisable only upon consummation of the proposed acquisition, but includes 50,000 common shares that Mr. Li has agreed to sell to Mr. Richard Xue, a consultant to Great Wall, which sale is contingent on Great Wall’s completion of a business combination and release of such shares from escrow.

(2) Mr. Tang’s business address is c/o eLong, Inc., Union Plaza, Suite 604, 20 Chaoyang Men Wai Ave., Beijing 100020, China. Does not include 300,000 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will become exercisable only upon consummation of the proposed acquisition.

(3) The business address of North Pole Capital Master Fund is c/o Polar Securities Inc., 372 Bay Street, 21st floor, Toronto, Ontario M5H 2W9, Canada. Polar Securities Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment manager to North Pole Capital Master Fund, a Cayman Islands exempted company. Paul Sabourin is the Chief Executive Officer and Chief Investment Officer of Polar Securities Inc. John Paul Cahill serves as a trader for Polar Securities, Inc. and has discretionary authority over the investments of North Pole Capital Master Fund. Kamran Siddiqui serves as a portfolio manager for Polar Securities Inc. and has discretionary authority over the investments of North Pole Capital Master Fund. The foregoing information was derived from a Schedule 13G filed with the SEC on October 20, 2005.

(4) Mr. Silver’s business address is c/o Sherleigh Associates LLC (d/b/a STAR Capital), 660 Madison Avenue, New York, New York 10021. The share amount includes 50,000 shares of common stock held by Sherleigh Associates Inc. Profit Sharing Plan, of which Mr. Silver is the trustee, and 250,000 shares of common stock held by Sherleigh Associates LLC, of which Mr. Silver is the principal investor and manager, but does not include an aggregate of 500,000 shares of common stock issuable upon exercise of warrants held by Sherleigh Associates Inc. Profit Sharing Plan and Sherleigh Associates LLC which are not currently exercisable and which will not become exercisable within the next 60 days. The foregoing information was derived from a Schedule 13G filed with the SEC on March 26, 2004.

(5) The business address of Sapling, LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Fir Tree Value Master Fund, LP, a Cayman Island exempted limited partnership, is the sole member of Sapling, LLC, a Delaware limited liability company, and Fir Tree, Inc., a New York corporation, is the manager of Sapling LLC. Jeffrey Tannenbaum, President of Fir Tree, Inc., has sole dispositive and voting power over the shares held by Sapling, LLC. The foregoing information was derived from a Schedule 13G filed with the SEC on January 28, 2005.

(6) The business address of Amaranth LLC is c/o Amaranth Advisors L.L.C., One American Lane, Greenwich, Connecticut 06831. Amaranth Advisors L.L.C., a Delaware limited liability company, is the trading advisor for Amaranth LLC, a Cayman Islands entity. Nicholas M. Maounis is the managing member of Amaranth Advisors L.L.C. The foregoing information was derived from a Schedule 13G filed with the SEC on October 27, 2005.

Great Wall’s Recommendation;Interests of Great Wall’s Management

After careful consideration, Great Wall’s Board, consisting of a single director, has determined that the Extension Amendment is fair to, and in the best interests of, Great Wall and its stockholders. The Board has approved and declared advisable the proposal to approve it, and recommends that you vote or direct that your vote to be cast “FOR” such adoption. The Board did not obtain a fairness opinion.

When you consider the Board’s recommendation, you should keep in mind that Great Wall’s sole director and its pre-IPO stockholders have interests in the proposed ChinaCast acquisition that are different from, or in addition to, yours. These interests include the following:

•
If the proposed acquisition is not completed, and Great Wall is therefore required to liquidate, their Great Wall shares will in all probability be worthless, because they will not be entitled to receive any of the net proceeds of Great Wall’s IPO distributed upon liquidation of the IPO trust account; and

•
All rights of Great Wall’s directors and executive officers to be indemnified by Great Wall, and of Great Wall’s directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the acquisition.

THE GREAT WALL SPECIAL MEETING

Great Wall is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board of Directors for use at the special meeting in connection with the proposed Extension Amendment. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place. We will hold the special meeting at __:__ a.m., eastern time, on ____ __, 2006, at _____, _____, _____ to vote on the proposal to approve the Extension Amendment.

Purpose. At the special meeting, holders of Great Wall common stock will be asked to approve the Extension Amendment. Your approval of the Extension Amendment will constitute your consent to use of Great Wall IPO trust account proceeds to pay, at the time the Amendment becomes effective and in exchange for surrender of their Shares, pro rata portions of the IPO trust account to Public Shareholders voting against the Extension Amendment in lieu of conversion or liquidation proceeds to which they would otherwise be entitled.

Great Wall’s sole director determined that the Extension Amendment is fair to and in the best interests of Great Wall and its stockholders, approved and declared it advisable, and recommends that Great Wall stockholders vote “FOR” the Extension Amendment.

Because of the business combination provisions of Great Wall’s charter, if the proposed business combination with ChinaCast is not completed by March 23, 2006, Great Wall will dissolve and return the IPO trust account to holders of its Public Shares, unless its stockholders approve the Extension Amendment.

The special meeting has been called only to consider approval of the Extension Amendment. Under Great Wall’s by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

We are not asking you to pass on the proposed acquisition at this time. You have the specific right to vote on the proposed ChinaCast acquisition, and we expect to present it for your vote in the near future.

Record Date; Who is Entitled to Vote. The “record date” for the special meeting is ____ __, 2006. Record holders of Great Wall common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 5,515,975 outstanding shares of Great Wall common stock. Each common share is entitled to one vote at the special meeting. Great Wall’s warrants do not have voting rights.

Vote Required. As described elsewhere in this proxy statement, approval of the Extension Amendment will require the affirmative vote of holders of a majority of Great Wall’s outstanding common stock, including holders of a majority of the Public Shares outstanding on the record date. Great Wall’s Board of Directors intends to abandon the Extension Amendment, however, if holders of more than 903,195 (i.e., 20% ) of the Public Shares vote against it.

Each other matter to come before the special meeting will require the affirmative vote of holders of a majority of the Great Wall common stock present or represented at the special meeting.

Abstaining from voting or not voting, either in person or by proxy or by voting instruction, will have the same effect as a vote against the Extension Amendment, except that it will not count toward the 20% “against” vote that would result in the amendment’s abandonment, and you would be unable to exercise any conversion rights upon approval of the Extension Amendment (although you would retain the right to exercise conversion rights if the ChinaCast acquisition is approved, and you voted against it).

Voting Your Shares. Each share of common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares you own.

There are three ways to vote your shares at the special meeting:

•
By signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Great Wall Board “for” approval of Extension Amendment.

•
By telephone or on the Internet. You can vote this way by following the telephone or Internet voting instructions that are included with your proxy card. If you do, you should not return the proxy card.

•
You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Questions About Voting. If you have any questions about how to vote or direct a vote in respect of your Great Wall common stock, you may call Mr. Richard Xue, Consultant to Great Wall, at (212) 753-0804. You may also want to consult your financial and other advisors about the vote.

Revoking Your Proxy and Changing Your Vote. If you give a proxy, you may revoke it or change your voting instructions at any time before it is exercised by:

•	Sending another proxy card with a later date;

•	Notifying Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, Attention: Mitchell S. Nussbaum, Esq., in writing before the special meeting that you have revoked your proxy; or

•	Attending the special meeting, revoking your proxy and voting in person.

If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, National Association of Securities Dealers, Inc. (NASD) rules prohibit your broker from voting your shares on the Extension Amendment. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the Extension Amendment, except that they will not count toward a 20% disapproval vote that would result in the Amendment’s abandonment.

Solicitation Costs. Great Wall is soliciting proxies on behalf of the Great Wall Board of Directors. This solicitation is being made by mail but also may be made in person or by telephone or other electronic means. Great Wall and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail, telephone or other electronic means. These persons will not be paid for doing this.

Great Wall has not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. Great Wall has hired a consultant, Mr. Richard Xue, to provide financial, due diligence and other business services to it in connection with seeking and consummating business combinations, including the proposed ChinaCast acquisition, which services may include soliciting proxies. A portion of Mr. Xue’s compensation pursuant to his consultancy ($10,000 per month from April 1, 2005 to March 23, 2006, as extended) may be deemed payment for proxy solicitation. Great Wall will pay all fees and expenses related to the retention of any proxy solicitation firm.

Great Wall will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Great Wall will reimburse them for their reasonable expenses.

Stock Ownership. Information concerning the holdings of certain Great Wall stockholders is set forth above in the Summary and below under “Beneficial Ownership of Securities.”

THE PROPOSED EXTENSION AMENDMENT

Great Wall is proposing to amend its charter to:

•	eliminate the prohibition against amending its “business combination” provisions;

•
extend the date before which Great Wall must complete a business combination, to avoid being required to liquidate, from March 23, 2006 to December 31, 2006 or such later date as stockholders may agree in the future; and

•	allow holders of up to 20% of the Public Shares who vote against the Extension Amendment to convert their Public Shares into cash held in the IPO trust account.

Your approval of the Extension Amendment will constitute your consent to use of Great Wall IPO trust account proceeds to pay, at the time the amendment becomes effective and in exchange for surrender of their Public Shares, pro rata portions of the IPO trust account to Public Shareholders voting against the Extension Amendment. A copy of the proposed amendment is annexed to this proxy statement as Exhibit A.

Reasons for the Proposal

In proposing the Extension Amendment, Great Wall is dealing with the practical difficulties created by the fact that it was unable to confirm ChinaCast as a business combination candidate until near the end of its 18-month search period, after disqualification of an earlier candidate following extensive due diligence. As a result, Great Wall had only six months in which to evaluate ChinaCast and its business, accomplish the necessary accounting reconciliations, and satisfy U.S. and Singapore regulatory requirements. Subject to obtaining the Securities Industry Council of Singapore's approval for the extension of the time to complete the pre-conditions to the ChinaCast acquisition, adoption of the Extension Amendment would give Great Wall the opportunity, if the current March 23, 2006 deadline cannot be met, to complete the acquisition after that date (subject to the approval of holders of Public Shares). If the Extension Amendment is not approved, and Great Wall cannot otherwise complete the ChinaCast acquisition by the deadline, which would appear likely, Great Wall will be required to liquidate and distribute the IPO trust account proceeds to holders of Public Shares.

Great Wall has recently received ChinaCast’s U.S. GAAP financial statements, through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the ChinaCast acquisition as soon as possible after completion of that audit.

Conversion Rights; Forced Liquidation.

If the Extension Amendment is approved (and not abandoned), and fewer than 903,195 (i.e., 20% ) of the Public Shares are voted against the Extension Amendment, Great Wall will afford Public Shareholders so voting the opportunity to receive, at the time the amendment becomes effective and in exchange for surrender of their Shares, a pro rata portion of the IPO trust account, as if they had voted against a business combination proposal. You will be entitled to convert your Public Shares into IPO trust account proceeds, only if you vote against the Extension Amendment (or if you exercise your conversion rights after voting against the ChinaCast acquisition). Abstaining or not voting on the Extension Amendment will not give you a right to convert your shares.

If you vote FOR the Extension Amendment or to abstain, or you do not vote, you will retain your right to convert your Public Shares into a pro rata portion of the IPO trust account, if the business combination is approved, and you elect conversion. You will be entitled to exercise your conversion right with respect to the acquisition, only if you:

•	vote against the acquisition, as and when formally proposed to stockholders;

•	continue to hold your shares through the consummation of the acquisition; and

•	then tender your stock certificate(s).

If, however, holders of more than 903,195 (i.e., 20%) of the Public Shares elect to convert their Shares, Great Wall is required by its charter to abandon the acquisition and liquidate, distributing the IPO trust account proceeds to holders of Public Shares.

Required Vote

The affirmative vote by holders of a majority of Great Wall’s outstanding Common Stock is required to approve the Extension Amendment. Holders of Private Shares have agreed to cast their votes in the same way as holders of a majority of the Public Shares. Great Wall’s Board of Directors intends, however, to abandon the Extension Amendment, if holders of more than 20% of the Public Shares vote against it and elect to exercise their conversion rights. In that case, Great Wall will be required by its charter to liquidate and distribute the IPO trust account proceeds to the holders of Public Shares, unless Great Wall can complete the ChinaCast acquisition before the March 23, 2006 deadline.

Board Consideration and Approval

After careful consideration, Great Wall’s Board, consisting of a single director, has determined that the Extension Amendment is fair to, and in the best interests of, Great Wall and its stockholders. The Board has approved and declared advisable the proposal to approve it, and recommends that you vote or direct that your vote to be cast “FOR” such adoption. The Board did not obtain a fairness opinion.

Interest of Great Wall’s Management in the Acquisition. When you consider the recommendation of Great Wall’s sole director that you vote in favor of the Extension Amendment, you should keep in mind that he and Great Wall’s pre-IPO stockholders have interests in the proposed ChinaCast acquisition that are different from, or in addition to, yours. These interests include the following:

•
If the proposed acquisition is not approved, and Great Wall is therefore required to liquidate, their Great Wall shares will in all probability be worthless because they will not be entitled to receive any of the net proceeds of Great Wall’s IPO distributed upon liquidation of the IPO trust account; and

•
All rights of Great Wall’s directors and executive officers to be indemnified by Great Wall, and of Great Wall’s directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the acquisition.

The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation

Great Wall’s sole director has concluded that the acquisition is in the best interests of Great Wall’s stockholders, since he believes they will benefit from its ownership of ChinaCast.

After careful consideration, Great Wall’s sole director determined that the Extension Amendment is fair to and in the best interests of Great Wall and its stockholders.

The Board of Directors recommends that you vote “FOR” the Extension Amendment.

THE CHINACAST ACQUISITION

General

Pursuant to the Letters of Undertaking entered by Great Wall and the ChinaCast Majority, Great Wall will, if and as soon as practicable after stockholders approve the acquisition, commence a tender offer under Singapore law for all of the outstanding ordinary shares of ChinaCast.

Under the Offer, ChinaCast shareholders, other than the ChinaCast Majority, may elect to receive cash in lieu of shares of Great Wall common stock for their ChinaCast shares. Upon consummation of the Offer, ChinaCast will become a subsidiary of Great Wall, with Great Wall owning between a minimum of 51.15% (if only the ChinaCast Majority tender into the Offer) and a maximum of 100% (if all ChinaCast shareholders tender into the Offer and elect to receive Great Wall Common Stock) of ChinaCast’s shares. As a result of the acquisition, the former owners of ChinaCast will own between approximately 65.8% (if only the ChinaCast Majority acquires Great Wall common stock) and 79% (if all ChinaCast shareholders elect the Stock Offer) of the outstanding shares of the combined company’s common stock, assuming no conversions by holders of Great Wall Public Shares or votes against the Extension Amendment. To the extent Great Wall Public Shareholders do elect conversion or so vote, the percentage ownership of the combined company by former ChinaCast stockholders will increase to between a minimum of 69.7% and a maximum of 81.8%.

If Great Wall either acquires 90% or more of the outstanding ChinaCast shares (excluding any ChinaCast shares held by Great Wall, its subsidiaries or their nominees at the date of the Offer, if any) or acquires 95% or more of the outstanding ChinaCast shares at any time, Great Wall may exercise its right, in accordance with the provisions of the Bermuda Companies Act, to compulsorily acquire any remaining ChinaCast shares not tendered in the Offer. If Great Wall is able to proceed with the compulsory acquisition, an application will be made by Great Wall to delist ChinaCast from the Singapore Exchange.

If the Extension Amendment is not approved or timing constraints otherwise require, Great Wall may seek to acquire the shares of the ChinaCast Majority in private purchases or otherwise to meet the March 23, 2006 deadline in Great Wall’s charter and commence the Offer promptly thereafter, although it cannot guarantee that even that procedure would allow it to complete the proposed acquisition before the current deadline.

Background

Great Wall was formed on August 20, 2003 to serve as a vehicle to accomplish a business combination with an unidentified operating business in the PRC. It completed an IPO on March 23, 2004, in which it raised net proceeds of approximately $23,986,000. Of these net proceeds, $23,161,000 were placed in the IPO trust account immediately following the IPO and, in accordance with Great Wall’s charter, will be released either upon the consummation of a business combination or upon Great Wall’s liquidation. Great Wall must liquidate unless it has consummated a business combination by the time stipulated in its charter.

Shortly after Great Wall’s IPO in March 2004, it actively started to identify and locate target businesses for a business combination. Through one of its founding stockholders, Great Wall met with management and controlling shareholders of a leading integrated circuit design company in China. In June 2004, Great Wall engaged a consulting firm to conduct industry research for integrated circuit design, and an accounting firm to conduct business and financial due diligence on that company, and the proposed target engaged an accounting firm. The consulting firm completed its work and delivered its report in August, 2004, generally confirming Great Wall management’s view about the industry and business prospects of the proposed target. The accounting firm engaged by Great Wall completed its financial due diligence shortly thereafter, confirming the target’s historical financial performance. Great Wall engaged U.S. legal counsel for the proposed business combination in December 2004.

Great Wall commenced legal preparations for the proposed transaction. At the same time, Great Wall started to work with the proposed target on 2005 and 2006 strategic planning and budgeting work. During this process, Great Wall came to conclusions concerning the target’s projections for 2005 and 2006 that differed from those of the proposed target’s management. Great Wall and the proposed target’s management and stockholders undertook discussions to restructure the proposed transaction on the basis of mutually-agreeable projections. In March 2005, the target’s stockholders formally rejected a revised transaction structure proposed by Great Wall. Great Wall and the proposed target were unable to agree on any other alternative structure, and terminated the discussions.

Immediately thereafter, Great Wall commenced efforts to identify another company with which to effect a business combination. To assist it in locating and evaluating potential candidates, on April 1, 2005, Great Wall engaged Richard Xue, a business consultant, to identify potential acquisition candidates and prepare background investigations, industry analyses and due diligence reports. Under the terms of the agreement, Mr. Xue’s services included assisting Great Wall in identifying acquisition opportunities and in preparing and executing required confidentiality, market stand-off and similar agreements, compiling preliminary information about merger candidates, performing financial due diligence and analysis, recommending acquisition structures, assessing available information about potential business combination candidates, and working with accountants and legal staff to prepare for a business combination, including agreement negotiation.

Mr. Xue used his knowledge of Chinese companies and his network of contacts to screen potential companies based on Great Wall’s criteria. Great Wall also sought to identify acquisition candidates, principally through the efforts of WR Hambrecht + Co. LLC, an investment bank, and Justin Tang, another major stockholder of Great Wall, both of whom have extensive contacts throughout the Chinese business and legal community.

Great Wall became aware of ChinaCast in February 2005 and first had discussions with ChinaCast shareholders in April 2005 through the introduction of WR Hambrecht + Co. In addition to a business model and industry leadership that Great Wall found attractive, Great Wall also concluded that ChinaCast’s status as a public company and its financial and management transparency were attractive attributes for Great Wall’s stockholders.

ChinaCast’s major shareholders entertained an offer from a special purpose acquisition company (SPAC) other than Great Wall, but eventually determined to negotiate exclusively with Great Wall because of Great Wall’s relatively smaller size, which would result in less dilution to ChinaCast shareholders, and because of the perceived greater quality of the Great Wall team’s industry and China expertise. In May 2005, Great Wall engaged a team of professionals from WR Hambrecht + Co., Singapore solicitors Wong Partnership, and U.S. counsel Loeb & Loeb LLP to assist with financial and legal due diligence, transaction structuring and negotiation.

The Letters of Undertaking were signed on September 13, 2005 with holders of 51.15% of ChinaCast’s outstanding shares. Great Wall filed a Current Report on Form 8-K with the SEC on September 14, 2005 disclosing that, and the terms of the Offer and acquisition. Great Wall has recently received ChinaCast’s U.S. GAAP financial statements through June 30, 2005, and is awaiting delivery of ChinaCast’s audited financial statements for all of 2005. If the Extension Amendment is approved, Great Wall expects to seek stockholder approval of the proposed acquisition as soon as possible after completion of that audit.

INFORMATION ABOUT GREAT WALL

Great Wall was formed on August 20, 2003, to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business having primary operations in the People’s Republic of China and believed to have significant growth potential. To date, Great Wall’s efforts have been limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.

The IPO and Trust Account. On March 23, 2004, Great Wall consummated its IPO of 4,000,000 units with each unit consisting of one share of Great Wall common stock and two warrants, each to purchase one share of Great Wall common stock at an exercise price of US$5.00 per share. On March 30, 2004, Great Wall sold an additional 515,975 units subject to the underwriters’ over-allotment option, at an offering price of US$6.00 per unit. The IPO generated gross proceeds of US$27,095,850. After payment of underwriting discounts and expenses, total net proceeds were approximately US$23,986,000, of which US$23,161,000 was placed in the IPO trust account and invested in government securities. The remaining proceeds have been used by Great Wall in its pursuit of a business combination. The IPO trust account will not be released until the earlier of the consummation of a business combination or liquidation of Great Wall. The IPO trust account contained approximately US$23,632,205 as of September 30, 2005. If the Offer is consummated, the IPO trust account, reduced by amounts paid to stockholders of Great Wall who do not approve the acquisition and elect to convert their shares of common stock into their pro-rata shares of funds in it, will be released to Great Wall.

Fair Market Value of Target Business. Pursuant to Great Wall’s amended and restated certificate of incorporation, the initial target business that Great Wall acquires must have a fair market value equal to at least 80% of Great Wall’s net assets at the time of such acquisition, determined by Great Wall’s Board of Directors based on standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value. Great Wall is not required to obtain an opinion from an investment banking firm as to fair market value if its Board independently determines that the target business has sufficient fair market value.

Stockholder Approval of Business Combination. Great Wall will proceed with the proposed ChinaCast acquisition only if a majority of the outstanding shares of Great Wall common stock are voted in favor of it. In addition, holders of stock acquired prior to the IPO (Private Shares) have agreed to vote their common stock on the question in accordance with the vote of the majority in interest of stockholders who acquired their shares in the IPO (Public Shares). If the holders of 20% or more of the Public Shares vote against the acquisition and demand that Great Wall convert their shares into their pro rata portions of the funds in the IPO trust account, Great Wall will not consummate the acquisition. In this case, Great Wall would be liquidated in accordance with its charter.

Conversion rights. Each holder of Public Shares who votes against the acquisition has the right to have his or her Public Shares converted to cash, if the acquisition is approved and completed.

The actual per-share conversion price will be equal to the amount in the IPO trust account, inclusive of any interest, as of the record date for determination of stockholders entitled to vote on the acquisition, divided by the number of shares issued in Great Wall’s IPO. The initial per-share conversion price would be $[5.10 plus interest] as of _____ __, 2006. An eligible stockholder may request conversion at the time the vote is taken with respect to the acquisition, but the request will not be granted unless the stockholder votes against the acquisition and the acquisition is approved and completed. Any request for conversion, if made by proxy prior to the date of the meeting to approve the acquisition, may be withdrawn at any time up to the date of that meeting. Funds to be distributed to stockholders who elect conversion will be distributed promptly after consummation of the acquisition. Any public stockholder who converts stock into a portion of the IPO trust account still has the right to exercise any owned warrants. Great Wall will not complete the acquisition if holders of 20% or more of the number of Public Shares initially issued vote against the acquisition and exercise their conversion rights.

Liquidation if no business combination.  If Great Wall does not acquire at least majority control of ChinaCast pursuant to the Offer by the time stipulated in its charter, Great Wall will be dissolved and will distribute to holders of Public Shares, in proportion to their respective equity interests, sums in the IPO trust account, inclusive of any interest, plus any remaining net assets. Great Wall’s pre-IPO stockholders have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the IPO. There will be no distribution from the IPO trust account with respect to Great Wall’s warrants.

Facilities. Great Wall maintains executive offices at 660 Madison Avenue, 15th Floor, New York, New York. The cost for this space is included in a US$500 per-month fee that Sherleigh Associates LLC, an affiliate of Jack Silver, one of Great Wall’s pre-IPO stockholders, charges Great Wall for general and administrative services. Great Wall believes, based on rents and fees for similar services in the New York metropolitan area, that the fee charged by Sherleigh is at least as favorable as Great Wall could have obtained from an unaffiliated person. Great Wall considers its current office space adequate for current operations.

Employees

Great Wall has one director who is also Great Wall’s sole executive officer. Mr. Li is not obligated to contribute any specific number of hours per week and devotes only as much time as he deems necessary to Great Wall’s affairs. Great Wall has no employees.

Periodic Reporting and Audited Financial Statements

Great Wall has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, Great Wall’s annual reports contain financial statements audited and reported on by Great Wall’s independent accountants.

Legal Proceedings

Great Wall is not currently a party to any pending material legal proceedings.

BENEFICIAL OWNERSHIP OF SECURITIES

Five Percent Owners

Based upon filings made with the SEC under Section 13(d) of the Exchange Act on or before December 27, 2005, Great Wall is aware of the following beneficial owners of more than five percent of any class of its voting securities. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Name	Amount and Nature of Beneficial Ownership	Percent of Class

Kin Shing Li (1)	430,000	7.8%
Justin Tang (2)	430,000	7.8%
North Pole Capital Master Fund, et al.(3)	424,700	7.2%
Jack Silver (4)	300,000	5.4%
Sapling, LLC (5)	299,000	5.4%
Amaranth LLC et al.(6)	283,535	5.1%

(1) Mr. Li’s business address is 660 Madison Avenue, 15th Floor, New York, New York 10021. The share amount does not include 305,000 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will become exercisable only upon consummation of the acquisition, but includes 50,000 common shares that Mr. Li has agreed to sell to Mr. Richard Xue, a consultant to Great Wall in connection with Mr. Xue’s consulting with Great Wall, which sale is contingent on Great Wall’s completion of a business combination and release of such shares from escrow.

(2) Mr. Tang’s business address is c/o eLong, Inc., Union Plaza, Suite 604, 20 Chaoyang Men Wai Ave., Beijing 100020, China. Does not include 300,000 shares of common stock issuable upon exercise of warrants that are not currently exercisable and will become exercisable only upon consummation of the acquisition.

(3) The business address of North Pole Capital Master Fund is c/o Polar Securities Inc., 372 Bay Street, 21st floor, Toronto, Ontario M5H 2W9, Canada. Polar Securities Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment manager to North Pole Capital Master Fund, a Cayman Islands exempted company. Paul Sabourin is the Chief Executive Officer and Chief Investment Officer of Polar Securities Inc. John Paul Cahill serves as a trader for Polar Securities, Inc. and has discretionary authority over the investments of North Pole Capital Master Fund. Kamran Siddiqui serves as a portfolio manager for Polar Securities Inc. and has discretionary authority over the investments of North Pole Capital Master Fund. The foregoing information was derived from a Schedule 13G filed with the SEC on October 20, 2005.

(4) Mr. Silver’s business address is c/o Sherleigh Associates LLC (d/b/a STAR Capital), 660 Madison Avenue, New York, New York 10021. The share amount includes 50,000 shares of common stock held by Sherleigh Associates Inc. Profit Sharing Plan, of which Mr. Silver is the trustee, and 250,000 shares of common stock held by Sherleigh Associates LLC, of which Mr. Silver is the principal investor and manager, but does not includes an aggregate of 500,000 shares of common stock issuable upon exercise of warrants held by Sherleigh Associates Inc. Profit Sharing Plan and Sherleigh Associates which are not currently exercisable and which will not become exercisable within the next 60 days. The foregoing information was derived from a Schedule 13G filed with the SEC on March 26, 2004.

(5) The business address of Sapling, LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Fir Tree Value Master Fund, LP, a Cayman Island exempted limited partnership, is the sole member of Sapling, LLC, a Delaware limited liability company, and Fir Tree, Inc., a New York corporation, is the manager of Sapling LLC. Jeffrey Tannenbaum, President of Fir Tree, Inc., has sole dispositive and voting power over the shares held by Sapling, LLC. The foregoing information was derived from a Schedule 13G filed with the SEC on January 28, 2005.

(6) The business address of Amaranth LLC is c/o Amaranth Advisors L.L.C., One American Lane, Greenwich, Connecticut 06831. Amaranth Advisors L.L.C., a Delaware limited liability company, is the trading advisor for Amaranth LLC, a Cayman Islands entity. Nicholas M. Maounis is the managing member of Amaranth Advisors L.L.C. The foregoing information was derived from a Schedule 13G filed with the SEC on October 27, 2005.

None of the above stockholders has any voting rights that are different from the voting rights of any other stockholders.

Great Wall Officers and Directors

The following table sets forth information with respect to beneficial ownership of Great Wall common stock, as of December 27, 2005, by each director and executive officer, all directors and executive officers as a group.

Name	Great Wall Common Shares(1)	Approximate Percentage of Outstanding Common Stock(1)
Kin Shing Li(2)	430,000	7.8%

All directors and executive officers as a group (1 person)	430,000	7.8%*

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2) The business address of Mr. Li, Great Wall’s sole director and executive officer, is 660 Madison Avenue, 15th Floor, New York, New York 10021. The share amount does not include 305,000 shares of common stock issuable upon exercise of the warrants that are not currently exercisable and will become exercisable only upon consummation of the acquisition, but includes 50,000 common shares that Mr. Li has agreed to sell to Mr. Richard Xue, a consultant to Great Wall in connection with Mr. Xue’s consulting with Great Wall, which sale is contingent on Great Wall’s completion of a business combination and release of such shares from escrow.

  STOCKHOLDER PROPOSALS

If the Extension Amendment is approved and/or the acquisition consummated, the Great Wall 2006 annual meeting of stockholders will be held on or about __________ unless the date is changed by the Board of Directors. If you are a stockholder and you want to include a proposal in the proxy statement for that annual meeting, you need to provide it to us by no later than [60 days before]. You should direct any proposals to our secretary at Great Wall’s principal office in New York City. If you want to present a matter of business to be considered at the meeting, under Great Wall’s by-laws you must give notice of the matter, in writing, to our corporate secretary, between [90 days before] and [60 days before].

  DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the Securities and Exchange Commission, Great Wall and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of Great Wall’s annual report to stockholders and proxy statement. Upon written or oral request, Great Wall will deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that Great Wall deliver single copies of such documents in the future. Stockholders may notify Great Wall of their requests by calling or writing us at our principal executive offices at 660 Madison Avenue, 15th Floor New York, New York 10021.

  WHERE YOU CAN FIND MORE INFORMATION

Great Wall files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934.

You may read and copy reports, proxy statements and other information filed by Great Wall with the SEC at its public reference room located at 100F Street, N.E., Washington, D.C. 20549-1004.

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100F Street, N.E., Washington, D.C. 20549-1004.

Great Wall files its reports, proxy statements and other information electronically with the SEC. You may access information on Great Wall at the SEC web site containing reports, proxy statements and other information at http://www.sec.gov.

Information and statements contained in this proxy statement or any annex are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to or incorporated by reference into this proxy statement.

All information contained or incorporated by reference in this proxy statement relating to Great Wall has been supplied by Great Wall, and all such information relating to ChinaCast has been supplied by ChinaCast. Information provided by either of us does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the Extension Amendment, you should contact:

Mr. Richard Xue
Great Wall Acquisition Corporation
660 Madison Avenue, 15th floor
New York, New York 10021
(212) 753-0804

This proxy statement incorporates important business and financial information about Great Wall that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Mr. Richard Xue
Great Wall Acquisition Corporation
660 Madison Avenue, 15th floor
New York, New York 10021
(212) 753-0804

To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is ___________, 2006.

EXHIBIT A

PROPOSED EXTENSION AMENDMENT

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
GREAT WALL ACQUISITION CORPORATION

- - - - - - - - - - - - - - - - - - - - - - - - - -
PURSUANT TO SECTION 242 OF THE
DELAWARE GENERAL CORPORATION LAW
- - - - - - - - - - - - - - - - - - - - - - - - - -

GREAT WALL ACQUISITION CORPORATION, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its sole director, hereby certifies as follows:

1. The name of the Corporation is “Great Wall Acquisition Corporation.”

2. The Corporation's Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 20, 2003, an Amendment and Restatement thereof was filed in such office on October 20, 2003, and a Certificate of Correction of such Amendment and Restatement was filed in such office on April 15, 2004.

3. This Amendment was duly approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware (“GCL”).

4. Article SIXTH of the Certificate of Incorporation of the Corporation, as heretofore amended, restated and corrected, is hereby amended to read in its entirety as follows:

“SIXTH: The following provisions (A) through (F) shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination.” A “Business Combination” shall mean the acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of a company (“Target Business”) which has its primary operations in the People's Republic of China.

“A. Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the GCL. In the event that the holders of a majority of the outstanding Voting Stock vote for the approval of the Business Combination, the Corporation shall be authorized to consummate the Business Combination; provided that the Corporation shall not consummate any Business Combination if 20% or more in interest of the holders of IPO Shares (defined below) exercise their conversion rights described in paragraph B below.

“B. In the event that a Business Combination is approved in accordance with the above paragraph A and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock (“IPO Shares”) issued in the Corporation's initial public offering (“IPO”) of securities who voted against the Business Combination may, contemporaneous with such vote, demand that the Corporation convert his or her IPO Shares into cash. If so demanded, the Corporation shall convert such shares at a per share conversion price equal to the quotient determined by dividing (i) the amount in the Trust Fund (as defined below), inclusive of any interest thereon, as of the record date for determination of stockholders entitled to vote on the Business Combination, by (ii) the total number of IPO Shares. “Trust Fund” shall mean the trust account established by the Corporation at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO are deposited.

“C. In the event that the Corporation does not consummate a Business Combination by December 31, 2006 (such date being referred to as the “Termination Date”), the officers of the Corporation shall take all such action necessary to dissolve and liquidate the Corporation within sixty days of the Termination Date. In the event that the Corporation is so dissolved and liquidated, only the holders of IPO Shares shall be entitled to receive liquidating distributions and the Corporation shall pay no liquidating distributions with respect to any other shares of capital stock of the Corporation.

“D. In the event the amendment pursuant to which this paragraph D was included in this Certificate of Incorporation is duly adopted and not abandoned, any stockholder of the Corporation holding IPO Shares who voted against such amendment may, contemporaneous with such vote, demand that the Corporation convert his or her IPO Shares into cash. If so demanded, the Corporation shall convert such shares at a per share conversion price equal to the quotient determined by dividing (i) the amount in the Trust Fund, inclusive of any interest thereon, as of the record date for determination of stockholders entitled to vote on such amendment, by (ii) the total number of IPO Shares.

“E. A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only in the event of a liquidation of the Corporation, or in the event he or she demands conversion of his or her shares in accordance with paragraph B or D above. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Fund.

“F. The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation's third Annual Meeting of Stockholders. The Class C director shall then elect additional Class A, Class B and Class C directors. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation's Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Kin Shing Li, its Chairman, as of the ____ day of ________, 2006.

/s/ ________________
Kin Shing Li, Chairman

PRELIMINARY COPY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

Great Wall Acquisition Corporation
660 Madison Avenue, 15th Floor
New York, New York 10021

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF GREAT WALL ACQUISITION CORPORATION

The undersigned appoints _________ and _________, as proxies, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and thereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Great Wall held of record by the undersigned on _________, 2006 at the Special Meeting of Stockholders to be held on ___________, 2006, and any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED BY EXECUTING THIS PROXY CARD, THE UNDERSIGNED AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION TO APPROVE THE EXTENSION AMENDMENT, ALL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, IF THE UNDERSIGNED HAS NOT SPECIFIED HOW HIS, HER OR ITS SHARES SHOULD BE VOTED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. GREAT WALL’S SOLE DIRECTOR RECOMMENDS A VOTE “FOR” THE PROPOSAL SHOWN ON THE REVERSE SIDE.

THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT, INCLUDING PROPOSALS TO POSTPONE THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTING INSTRUCTIONS IN THE EVENT THAT A QUORUM IS NOT PRESENT OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE GREAT WALL BOARD OF DIRECTORS.

(Continued and to be signed on reverse side)

VOTE BY TELEPHONE OR INTERNET QUICK *** EASY *** IMMEDIATE

Great Wall Acquisition Corporation

Voting by telephone or Internet is quick, easy and immediate. As a Great Wall Acquisition Corporation stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., _______ Time, on _____________, 2006.

To Vote Your Proxy By Internet

It’s fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps.

1. Read the accompanying joint proxy statement/prospectus and Proxy Card.

2. Go to the Website http://www.proxyvote.com

3. Enter your 12-digit Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT! http://www.proxyvote.com!

To Vote Your Proxy By Phone

It’s fast, convenient, and immediate. Follow these four easy steps:

1. Read the accompanying joint proxy statement/prospectus and Proxy Card.

2. Call the toll-free number (1-800-454-8683)

3. Enter your 12-digit Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions. YOUR VOTE IS IMPORTANT! Call 1-800-454-8683!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. GREAT WALL’S SOLE DIRECTOR RECOMMENDS A VOTE “FOR” THE PROPOSAL.
To approve the Extension Amendment.	FOR ☐	AGAINST ☐	ABSTAIN ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT		☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

Signature _____________________	Signature _____________________	Date _____________________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THE GREAT WALL SPECIAL MEETING	1

SUMMARY	6

THE GREAT WALL SPECIAL MEETING	12

THE PROPOSED ACQUISITION	17

INFORMATION ABOUT GREAT WALL	18

BENEFICIAL OWNERSHIP OF SECURITIES	20

STOCKHOLDER PROPOSALS	21

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	21

WHERE YOU CAN FIND MORE INFORMATION	23

ii